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                                    EXHIBIT 1

                                POWER OF ATTORNEY

                           Statements on Schedule 13D

        United/Harvey Holdings, L.P. (the "Partnership") hereby constitutes and appoints Mark A. Kopidlansky, and Dane George, and each of them, as the Partnership's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign on the Partnership's behalf any or all Statements on Schedule 13D, and any or all amendments thereto, relating to the Common Stock, par value $0.01 per share, of Bristol Hotels & Resorts, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact or agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the promises, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                UNITED/HARVEY HOLDINGS, L.P.

                                By:  Hampstead Genpar, L.P.
                                     Its General Partner

                                     By:  HH Genpar Partners
                                          Its General Partner

                                          By:  Hampstead Associates, Inc.
                                               Its Managing General Partner



                                               By: /s/ DANIEL A. DECKER
                                                   --------------------------
                                                   Daniel A. Decker,
                                                   Executive Vice President

Dated:   August 4, 1998

                             Page ____ of ____ Pages



                                POWER OF ATTORNEY

                           Statements on Schedule 13D

         Hampstead Genpar, L.P. (the "Partnership") hereby constitutes and appoints Mark A. Kopidlansky, and Dane George, and each of them, as the Partnership's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign on the Partnership's behalf any or all Statements on Schedule 13D, and any or all amendments thereto, relating to the Common Stock, par value $0.01 per share, of Bristol Hotels & Resorts, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact or agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the promises, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


                                HAMPSTEAD GENPAR, L.P.

                                By:  HH Genpar Partners
                                     Its General Partner

                                     By:  Hampstead Associates, Inc.
                                          Its Managing General Partner



                                          By:  /s/ DANIEL A. DECKER
                                               -------------------------
                                               Daniel A. Decker,
                                               Executive Vice President

Dated:   August 4, 1998

                             Page ____ of ____ Pages



                                POWER OF ATTORNEY

                           Statements on Schedule 13D

         HH Genpar Partners (the "Partnership") hereby constitutes and appoints Mark A. Kopidlansky, and Dane George, and each of them, as the Partnership's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign on the Partnership's behalf any or all Statements on
Schedule 13D, and any or all amendments thereto, relating to the Common Stock, par value $0.01 per share, of Bristol Hotels & Resorts, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact or agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the promises, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                HH GENPAR PARTNERS

                                By:  Hampstead Associates, Inc.
                                     Its Managing General Partner



                                     By:  /s/ DANIEL A. DECKER
                                          -------------------------
                                          Daniel A. Decker,
                                          Executive Vice President

Dated:   August 4, 1998

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                                POWER OF ATTORNEY

                           Statements on Schedule 13D

         Hampstead Associates, Inc. (the "Company") hereby constitutes and appoints Mark A. Kopidlansky, and Dane George, and each of them, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign on the Company's behalf any or all Statements on Schedule 13D, and any or all amendments thereto, relating to the Common Stock, par value $0.01 per share, of Bristol Hotels & Resorts and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact or agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the promises, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


                                HAMPSTEAD ASSOCIATES, INC.



                                By: /s/ DANIEL A. DECKER
                                    ------------------------
                                    Daniel A. Decker,
                                    Executive Vice President

Dated:   August 4, 1998

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                               POWER OF ATTORNEY

                           Statements on Schedule 13D

         RAW Genpar, Inc. (the "Company") hereby constitutes and appoints
Mark A. Kopidlansky, and Dane George, and each of them, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign on the Company's behalf any or all Statements on Schedule 13D, and any or all amendments thereto, relating to the Common Stock, par value $0.01 per share, of Bristol Hotels & Resorts, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact or agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the promises, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


                                RAW GENPAR, INC.



                                By:  /s/ ROBERT A. WHITMAN
                                     -----------------------
                                     Robert A. Whitman
                                     President

Dated:   August 4, 1998

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                                POWER OF ATTORNEY

                           Statements on Schedule 13D

         InMed, Inc. (the "Company") hereby constitutes and appoints Mark A. Kopidlansky, and Dane George, and each of them, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign on the Company's behalf any or all Statements on Schedule 13D, and any or all amendments thereto, relating to the Common Stock, par value $0.01 per share, of Bristol Hotels & Resorts, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact or agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the promises, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


                                INMED, INC.



                                By:  /s/ DANIEL A. DECKER
                                     ---------------------------
                                     Daniel A. Decker,
                                     President

Dated:   August 4, 1998

                             Page ____ of ____ Pages



                                POWER OF ATTORNEY

                           Statements on Schedule 13D

         The undersigned hereby constitutes and appoints Mark A. Kopidlansky, and Dane George, and each of them, as the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign on the undersigned's behalf any or all Statements on Schedule 13D, and any or all amendments thereto, relating to the Common Stock, par value $0.01 per share, of Bristol Hotels & Resorts, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact or agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the promises, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/ DONALD J. MCNAMARA
                                   --------------------------
                                   Donald J. McNamara


Dated:   August 4, 1998

                             Page ____ of ____ Pages



                                POWER OF ATTORNEY

                           Statements on Schedule 13D

         The undersigned hereby constitutes and appoints Mark A. Kopidlansky, and Dane George, and each of them, as the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign on the undersigned's behalf any or all Statements on Schedule 13D, and any or all amendments thereto, relating to the Common Stock, par value $0.01 per share, of Bristol Hotels & Resorts, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact or agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the promises, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.



                                /s/ ROBERT A. WHITMAN
                                -----------------------------
                                Robert A. Whitman


Dated:   August 4, 1998

                             Page ____ of ____ Pages



                                POWER OF ATTORNEY

                           Statements on Schedule 13D

         The undersigned hereby constitutes and appoints Mark A. Kopidlansky, and Dane George, and each of them, as the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign on the undersigned's behalf any or all Statements on Schedule 13D, and any or all amendments thereto, relating to the Common Stock, par value $0.01 per share, of Bristol Hotels & Resorts, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact or agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the promises, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.



                                   /s/ DANIEL A. DECKER
                                   --------------------------
                                   Daniel A. Decker


Dated:   August 4, 1998